Exhibit 99.2

INDUSTRIAL INCOME TRUST INC.

PRO FORMA FINANCIAL INFORMATION

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regard to real estate acquisitions and financing transactions, as applicable. The unaudited pro forma financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 9, 2012, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on May 9, 2012.

The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012, and for the year ended December 31, 2011, combine the Company’s historical operations with the purchase of each of the real property and financing transactions described below, as if those transactions had occurred on January 1, 2011.

On January 19, 2011, the Company acquired a 100% fee interest in two buildings located in the Pinnacle Industrial Center in Dallas, Texas aggregating approximately 575,000 square feet on 36.2 acres (“Rock Quarry 1 and 2”). The total aggregate acquisition cost of Rock Quarry 1 and 2 was approximately $25.7 million, exclusive of additional transfer taxes, due diligence, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

On January 19, 2011, the Company acquired a 100% fee interest in one industrial building located in the Madison Business Center in Tampa, Florida aggregating approximately 147,000 square feet on 8.9 acres (the “Eagle Falls Distribution Center”). The total aggregate acquisition cost of the Eagle Falls Distribution Center was approximately $10.7 million, exclusive of additional transfer taxes, due diligence, and other closing costs. The Company funded these acquisitions using proceeds from its public offering.

On January 27, 2011, the Company acquired a 100% fee interest in one industrial building located in Hagerstown, Maryland aggregating approximately 824,000 square feet on 70.3 acres (the “Hagerstown Distribution Center”). The total aggregate acquisition cost of the Hagerstown Distribution Center was approximately $41.2 million, exclusive of additional transfer taxes, due diligence, and other closing costs. The Company funded the acquisition using proceeds from its public offering and debt financing.

On June 17, 2011, the Company acquired a 100% fee interest in two industrial buildings and a 100% leasehold interest in a third industrial building, aggregating approximately 2.0 million square feet on 143.2 acres. The buildings are located in Atlanta, Georgia; York, Pennsylvania; and Houston, Texas (collectively referred to as the “Regional Distribution Portfolio”). The total aggregate purchase price was approximately $111.8 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

On June 24, 2011, under the terms of a definitive agreement to acquire a 100% fee interest in nine industrial buildings aggregating approximately 1.4 million square feet on 108.8 acres located in Chicago, Illinois which the Company refers to herein as the “Chicago Industrial Portfolio,” the Company acquired six of the nine industrial buildings of the Chicago Industrial Portfolio aggregating approximately 1.1 million square feet on 84.8 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $80.5 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

On August 4, 2011, the Company completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 82,000 square feet on 4.5 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $6.4 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

On August 25, 2011, the Company completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 145,000 square feet on 9.5 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $9.6 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing assumed by the Company.

On December 13, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of the remaining industrial building in the Chicago Industrial Portfolio, aggregating approximately 65,000 square feet on 4.9 acres. The total aggregate purchase price of this completed portion of the Chicago Industrial Portfolio was approximately $5.2 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing assumed by the Company.

On December 15, 2011, the Company’s, through one of its wholly-owned subsidiaries completed the acquisition of eight industrial buildings aggregating approximately 1.6 million square feet on 88.2 acres. The buildings are located in certain submarkets of Fort

Lauderdale, Florida; Atlanta, Georgia; and Dallas, Texas (collectively, the “Regional Industrial Portfolio”). The total aggregate purchase price was approximately $104.5 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

On March 28, 2012, the Company, through several wholly-owned subsidiaries, acquired a 100% fee interest in 11 industrial buildings, aggregating approximately 3.5 million square feet on 201.3 acres, located in the submarkets of Plainfeld, Indiana and Lehigh Valley, Pennsylvania (collectively referred to as the “IN/PA Industrial Portfolio”). The total aggregate purchase price was approximately $137.3 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering.

The Company entered into the following financing transactions prior to March 31, 2012, and these transactions are included in the historical condensed consolidated unaudited balance sheet as of March 31, 2012: $12.4 million mortgage note payable secured by the Rock Quarry 1 and 2 on January 19, 2011; $6.2 million mortgage note payable secured by the Eagle Falls Distribution Center on January 19, 2011; $23.4 million mortgage note payable secured by the Hagerstown Distribution Center on January 27, 2011; $66.9 million mortgage note payable secured by the Regional Distribution Portfolio on June 17, 2011; $43.1 million mortgage note payable secured by the six industrial buildings in the Chicago Industrial Portfolio that closed on June 24, 2011; assumption of a $6.2 million mortgage note payable secured by the industrial building in the Chicago Industrial Portfolio that closed on August 4, 2011; assumption of a $6.3 million mortgage note payable secured by the industrial building in the Chicago Industrial Portfolio that closed on August 25, 2011; assumption of a $4.5 million mortgage note payable secured by the industrial building in the Chicago Industrial Portfolio that closed on December 13, 2011; and $61.0 million mortgage note payable secured by the eight industrial buildings in the Regional Industrial Portfolio that closed on December 15, 2011.

The Company also entered into the following financing transaction subsequent to March 31, 2012: $82.4 million mortgage note payable secured by the IN/PA Industrial Portfolio that closed on May 24, 2012.

The unaudited pro forma condensed consolidated statements of operations have been prepared by the Company’s management based upon the Company’s historical financial statements and certain historical financial information of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated, nor do they purport to represent the Company’s future financial results. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

INDUSTRIAL INCOME TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

(Unaudited)

(dollars in thousands, except per share data)	Company Historical (1)	Acquisitions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$22,272	$3,221	$26	(3)	$25,519

Total revenues	22,272	3,221	26		25,519
Operating expenses:
Rental expenses	5,646	910	—		6,556
Real estate-related depreciation and amortization	10,545	—	1,868	(3)	12,413
General and administrative expenses	1,323	—	—		1,323
Asset management fees, related party	2,105	—	183	(4)	2,288
Acquisition-related expenses, related party	1,753	—	(1,373	)(5)	380
Acquisition-related expenses	1,386	—	(927	)(5)	459

Total operating expenses	22,758	910	(249)		23,419
Other expenses:
Equity in loss of unconsolidated joint venture	(952)	—	—		(952)
Interest expense and other	(5,424)	—	(875	)(6)	(6,299)

Total other expenses	(6,376)	—	(875)		(7,251)
Net loss (income)	(6,862)	2,311	(600)		(5,151)
Net loss (income) attributable to noncontrolling interests	—	—	—		—

Net loss (income) attributable to common stockholders	$(6,862)	$2,311	$(600)		$(5,151)

Weighted-average shares outstanding	70,648				103,157 (7)

Net loss per common share - basic and diluted	$(0.10)				$(0.05)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

INDUSTRIAL INCOME TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(Unaudited)

(dollars in thousands, except per share data)	Company Historical (1)	Acquisitions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$51,650	$30,400	$(800	)(3)	$81,250

Total revenues	51,650	30,400	(800)		81,250
Operating expenses:
Rental expenses	11,131	7,666	—		18,797
Real estate-related depreciation and amortization	22,481	—	17,576	(3)	40,057
General and administrative expenses	3,840	—	—		3,840
Asset management fees, related party	4,868	—	2,618	(4)	7,486
Acquisition-related expenses, related party	10,378	—	(3,955	)(5)	6,423
Acquisition-related expenses	7,597	—	(3,876	)(5)	3,721

Total operating expenses	60,295	7,666	12,363		80,324
Other expenses:
Equity in loss of unconsolidated joint venture	(2,034)	—	—		(2,034)
Interest expense and other	(14,674)	—	(9,100	)(6)	(23,774)

Total other expenses	(16,708)	—	(9,100)		(25,808)
Net loss (income)	(25,353)	22,734	(22,263)		(24,882)
Net loss (income) attributable to noncontrolling interests	—	—	—		—

Net loss (income) attributable to common stockholders	$(25,353)	$22,734	$(22,263)		$(24,882)

Weighted-average shares outstanding	37,423				103,157 (7)

Net loss per common share - basic and diluted	$(0.68)				$(0.24)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

INDUSTRIAL INCOME TRUST INC.

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND FOR THE

YEAR ENDED DECEMBER 31, 2011

(Unaudited)

(1)	Reflects the Company’s historical condensed consolidated statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2012, and the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2012.

(2)	The tables below set forth the incremental impact of the following properties acquired by the Company on rental revenue and rental expense. The amounts presented are based on the historical operations of the properties and management’s estimates. Included in rental revenue is base rent, presented on a straight-line basis. The straight-line rent adjustment resulted in an incremental increase to rental income of approximately $0.1 million and $2.6 million for the three months ended March 31, 2012 and for the year ended December 31, 2011, respectively. Included in reimbursement and other revenue are rental expense recoveries and other revenues. The rental expense includes operating expenses, insurance expense, and property management fees.

Rental Revenue Impact:

	For the Three Months Ended March 31, 2012		For the Year Ended December 31, 2011
(dollars in thousands)	Incremental Rental Revenue	Incremental Reimbursement Revenue	Incremental Rental Revenue	Incremental Reimbursement Revenue
Rock Quarry 1 and 2	$—	$—	$72	$11
Eagle Falls Distribution Center	—	—	36	2
Hagerstown Distribution Center	—	—	232	35
Regional Distribution Portfolio	—	—	3,923	424
Chicago Industrial Portfolio	—	—	3,584	654
Regional Industrial Portfolio	—	—	6,504	2,036
IN/PA Industrial Portfolio	2,916	305	11,666	1,221

Total	$2,916	$305	$26,017	$4,383

Rental Expense Impact:

	For the Three Months Ended March 31, 2012		For the Year Ended December 31, 2011
(dollars in thousands)	Incremental Rental Expense	Incremental Real Estate Taxes	Incremental Rental Expense	Incremental Real Estate Taxes
Rock Quarry 1 and 2	$—	$—	$9	$6
Eagle Falls Distribution Center	—	—	3	6
Hagerstown Distribution Center	—	—	9	22
Regional Distribution Portfolio	—	—	202	361
Chicago Industrial Portfolio	—	—	487	635
Regional Industrial Portfolio	—	—	1,030	1,255
IN/PA Industrial Portfolio	441	469	1,764	1,877

Total	$441	$469	$3,504	$4,162

(3)	The following table sets forth the incremental depreciation and amortization expense of the properties acquired by the Company. Pursuant to the purchase price allocations, building and other costs include amounts allocated to intangible in-place lease assets, above-market lease intangible assets and below-market lease intangible liabilities. The amount allocated to building will be depreciated on a straight-line basis over a period of 20 to 40 years, and the amounts allocated to intangible in-place lease assets will be amortized on a straight-line basis over the lease term. Above-market lease assets are amortized as a reduction to rental revenue over the corresponding lease term. Below-market lease liabilities are amortized as an increase to rental revenue over the corresponding lease term, plus any applicable fixed-rate renewal option periods, as applicable.

	For the Three Months Ended March 31, 2012		For the Year Ended December 31, 2011
(dollars in thousands)	Incremental Depreciation and Amortization	Incremental Amortization of Above/Below Market Lease Intangibles, net	Incremental Depreciation and Amortization	Incremental Amortization of Above/Below Market Lease Intangibles, net
Rock Quarry 1 and 2	$—	$—	$92	$7
Eagle Falls Distribution Center	—	—	26	16
Hagerstown Distribution Center	—	—	138	(2)
Regional Distribution Portfolio	—	—	2,203	135
Chicago Industrial Portfolio	—	—	2,616	546
Regional Industrial Portfolio	—	—	3,909	217
IN/PA Industrial Portfolio	1,868	(26)	8,592	(119)

Total	$1,868	$(26)	$17,576	$800

(4)	Asset management fees were calculated as though the properties acquired by the Company during 2012 and 2011 had been managed by Industrial Income Advisors, LLC, the Company’s Advisor, since January 1, 2011. The management fee consists of a monthly fee of one-twelfth of 0.80% of the aggregate cost (including debt, whether borrowed or assumed) before non-cash reserves and depreciation of each real property asset within the Company’s portfolio.

(5)	The acquisition costs incurred by the Company related to these property acquisitions have been excluded from the presentation of the pro forma statement of operations as these costs were directly attributable to property acquisition transactions and are not recurring in nature.

(6)	Interest expense presented was calculated based on the terms of the mortgage notes payable as of December 31, 2011. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of January 1, 2011:

				Estimated Incremental Interest Expense
Issuance Date	Maturity Date	Interest Rate	Amount Financed	For the Three Months Ended March 31, 2012	For the Year Ended December 31, 2011
			(dollars in thousands)
January 27, 2011	November 1, 2020	4.81%	$12,400	$—	$49
January 27, 2011	November 1, 2020	4.81%	6,160	—	24
January 27, 2011	November 1, 2020	4.81%	23,440	—	93
June 17, 2011	July 1, 2021	4.70%	66,869	—	1,501
June 24, 2011	July 1, 2021	4.70%	43,131	—	1,014
August 4, 2011	June 5, 2017	5.61%	6,150	—	233
August 25, 2011	July 11, 2016	6.24%	6,345	—	264
December 13, 2011	March 11, 2017	5.77%	4,480	—	241
December 15, 2011	January 5, 2019	3.90%	61,000	—	2,181
May 24, 2012	July 1, 2022	4.25%	82,350	875	3,500

Total			$312,325	$875	$9,100

(7)	The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2012 and for the year ended December 31, 2011 were calculated to reflect all shares sold through May 31, 2012, as if they had been issued on January 1, 2011.